China New Cities (CNC) Development Ltd.
(Currently InterAmerican Acquisition Group Inc. in combination with Sing Kung Ltd.)
IAQGU, IAQG, IAQGW

Forward-Looking Information
Forward-Looking Information
Except for the historical information, the matters discussed herein contain forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements, based upon the current beliefs and expectations of the management of InterAmerican Acquisition Group Inc. (“IAG”) and its subsidiary CNC
Development Ltd. (“CNC”) and Sing Kung Limited and its subsidiaries and affiliates, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China and related governmental development policies, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Sing Kung is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers in the industry; timing, approval and market acceptance of new services; general economic conditions; geopolitical events and regulatory changes; disruption in credit or equity markets as well as other relevant risks detailed in the filings of IAG and CNC with the Securities and Exchange Commission, including its report on Form 10-K for the period ended December 31, 2007 and 10-Q for the periods ending March 31 and June 30, 2008 and the registration statement filed on form S-4 dated August 12, 2008 and any updates thereto. The information set forth herein should be read in light of such risks. Neither IAG, CNC or Sing Kung assumes any obligation to update the information contained herein. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission.  Such filings are available on our website or at www.sec.gov.

➢   China New Cities (CNC) plans, finances and develops turnkey infrastructure projects for major municipalities in China in support of large-scale urban initiatives
➢   Partners with leading city planning institutes, construction consortiums and development banks to deliver total turnkey solution
➢   Leads implementation of first-phase site development and foundational infrastructure, including pipelines, sewers, electronic grids, public lighting, roads
➢   Typical projects targeted at smaller and mid-sized urban areas:
 ✓ New cities and city extensions
 ✓ Industrial parks
 ✓ Large-scale, mixed-use developments
 ✓ Urban renewal
➢   CNC’s application of a Build-Transfer (BT) model, a variation on public-private partnerships
          (PPP) in wide use throughout the world, drives rapid value creation

➢  Urban Infrastructure market is huge and rapidly growing
➢  China New Cities is uniquely positioned in China
 ✓ Capabilities and reputation to deliver comprehensive planning, government support, financing relationships, syndication & project management
➢  Extremely profitable with a growing backlog
 ✓ $45 million in revenue through 2nd quarter 2008
 ✓ $14.6 million in 1st half net income
 ✓ $396 million in backlog as of September 30, 2008
➢  Capital and backlog in place to meet 2008 earnings target of $38 million
 ✓ $14.6 million private equity placement closed in April 2008
➢  High returns on invested capital
 ✓ Secured by credit-worthy government clients
➢  Large pipeline of contracts and opportunities permits selectivity
➢  Strong well-positioned management team
Investment Highlights
Investment Highlights

Rapid migration into China’s cities will drive urban growth of over 350 million people in only two decades
Source: McKinsey Global Institute
Market Potential: Largest
Internal Migration in History
Market Potential: Largest
Internal Migration in History

➢  China is in the early and accelerating stage of urbanization

➢  221 new urban centers >1 million people forecast by 2030*

➢  US$700+ billion of expenditures in the next 5 years on basic infrastructure*

*Source: McKinsey Global Institute, PRC government data and management analysis
Pure Play on China’s Rapid
Urbanization
Pure Play on China’s Rapid
Urbanization

30-40 projects/yr
3-5 projects/yr
➢ For CNC’s BT projects, cost sharing within consortium is
negotiated case-by-case
➢ CNC generates 20% - 50% project margins depending on
its capital commitment
At completion
BT
Project
Awarded
Business Model: High-Margin
Projects & Rapid Payback
Business Model: High-Margin
Projects & Rapid Payback
• Engagement by municipality
• Feasibility Assessment
• Detailed Plan Design
• Government approval
• Organize Consortium
• Enforceable contracts
• Engineering Design &
 Construction
• Acceptance by Customer
Project Execution
(in phases)
~6-12 months
Plan Development
~6-18 months
Monetization
Contractual Payment terms:
• Amortized over 6-8 years
• Secured by government assets /
 commitments
Acceleration to 1 year or less via:
• Take-out financing
• Parcel sales
• Premarketing / Presales

CNC
Development
Strategic Partners/Outsourcing
Relationships
Strategic Partners/Outsourcing
Relationships
Urban Planning
• Tsinghua University
• Tongji University
Project Execution
• Pan China Engineering
• China Railway Group
• China Urban Construction Works
• Shanghai Architectural Design Institute
• Shanghai Linli Design
Take-out Financing
• National and Regional Development
 Banks
• PRC Commercial Banks
• PRC Pension & Insurance Funds

Win-Win Solution
Comprehensive Planning + BT development model meets needs of city and municipal governments for fast & sound development
Relieves Government Schedule
& Capital Constraints
▪ Decouples development from multi-year
 government budgeting cycle
▪ Accelerates project starts
▪ Substitutes for absence of municipal
 financing market
▪ Facilitates long-term low-cost
 development bank financing
Drives Value Creation for Local
Government
▪ 10X appreciation vs. raw land sales
▪ Catalyzes rapid later stage development
▪ Improves end-use control
▪ Accelerates and maximizes tax & use
 revenue
Sustainable & Profitable Growth for CNC
• High long-term demand
• Low business development (planning) cost
• Scaleable
• High project ROI with low counterparty risk
• Growth through referral - hard for competitors to replicate
Achieves Government Planning Goals
▪ Conformity with 5-yr Plan and PRC policy agenda
▪ Strong focus on financial viability
▪ Best urban planning technology consistently applied
▪ Cost effective use of trusted (public) university
     resources
Value Proposition
Value Proposition

Case Study 1: Project Profile
(Completed)
Case Study 1: Project Profile
(Completed)
Changchun Wukeshu Modern Agricultural Development Zone
Area Profile: Location/size: Northeastern China - Population 7 million
  Economic Drivers:  Strong automotive industry base
   Center of China’s largest corn belt
   Excellent highway and rail access to major urban centers
Development Strategy: Capitalize on low-cost access to regional agricultural products
   Exploit transportation access for industrial products
   Link economic base of agriculture and automotive to rest of market
Project Scope: Basic infrastructure - access roads, power grid, water, drainage, and sewage pipelines
Project Size: RMB 300 million (approx. $42 million)
Returns: CNC Capital Investment - $0.1 million
 Realized profit - $1.3 million
 Monetization period - 18 months

Prior to Construction
Under Construction
Post Completion of
Construction
Case Study 1: Project Profile
(Completed)
Case Study 1: Project Profile
(Completed)
Changchun Wukeshu Modern Agricultural Development Zone

Tiangang Stone Industrial Park - Jiaohe, Jilin Province
Area Profile: Location/size: Northeastern China - Population 7 million
  Economic Drivers: Limited industry & skilled labor base
   Center of premier quarry zone
   Good rail/highway access to major urban centers/ports
Development Strategy: Capitalize on local resources & artisan skills
  Utilize access to good rail and highway transportation access
   Minimize residential/commercial environmental impact
   Foster development of support industries
Project Scope: Basic infrastructure - access roads, power grid, water, drainage, and sewage pipelines
Project Size: RMB 700 million (approx. $100 million) - Phase 1 RMB 330 million, Phase 2 RMB 370 million
Returns (Phase I) : CNC Capital Investment - 18 month payment guarantee to consortium partners
  Estimated profit - $15 million
  Estimated monetization period - 12 months from acceptance
Case Study 2: Project Profile
(Phase I Complete)
Case Study 2: Project Profile
(Phase I Complete)

Zhengding Mixed Use Development - Hebei Province
Area Profile: Location/size: Northeastern China - Population 0.5 million
  Economic Drivers: Contiguous to provincial capital (population 2 million)
   Distribution, tourist and government center
   Good rail/highway access to Beijing area (2 hours)
Development Strategy: Capitalize on availability of unrestricted land contiguous to center of provincial capital to meet strong demand for residential/commercial space
  Construct connecting road and bridge to ensure good access

Project Scope (Phase I): Basic infrastructure - access roads, water, drainage and sewage pipelines, utility grid and bridge
Project Size (Phase I): RMB 600 million (approx. $88 million) divided into 2 sub-phases
Returns (Phase I): CNC Capital Investment - Cash to consortium partners as project is completed
  Project profit margin - Approx. 46%
  Estimated monetization period - Within 12 months from acceptance
Case Study 3: Project Profile
(In Progress)
Case Study 3: Project Profile
(In Progress)

Case Study 3: Project Profile
(In Progress)
Case Study 3: Project Profile
(In Progress)
Zhengding Mixed Use Development - Hebei Province

Contract Status
BT Project in progress
BT Project Proposal Stage
Planning Stage
New Economic Zone
Export
Development
Zone
New Economic Development Zone
JinyuSpring Water
Industrial Development
Cultural Development
Zone
Mining Development
New Housing Zone
Commercial Development
Zone
Export Zone
Highway Project
Highway Project
Zheng Ding Mixed Use
Development Zone
Selected Planning Projects and
BT Contracts
Selected Planning Projects and
BT Contracts

➢ Mr. Qiping Gao - Chairman of the Board
 ✓ Retired as Assistant Governor of the China Development Bank (CDB)
 ✓ Continuing CDB relationship as a senior advisor
 ✓ Served on State Development Planning Commission and the State Economic and Trade Commission
➢ Dr. Jianjun Shi - Chief Executive Officer
 ✓ PhD in Economics from Tongji University
 ✓ Extensive major project management experience
 ✓ Infrastructure projects include Hefei Power Plant, Huainan Luohe Power Plant, Power Station of Henan
 Xinxiang Power Plant Projects
➢ Mr. Yong Xu - Chief Financial Officer
 ✓ US CPA, MBA from Pepperdine University
 ✓ Auditing and senior finance management and accounting positions at Deloitte & Touche, GWA Capital Partners,
 Metro-Goldwyn-Mayer
➢ Prof. Moulong Zhu - Chief Urban Planning & Architecture Officer
 ✓ A “Dean” of China’s urban planning professional community
 ✓ Retired Department Head - Urban Planning and Architecture Department of Tongji University
 ✓ Continues on Tongji faculty as a Senior Professor
 ✓ Deep urban planning project experience
Management
Management

Financial Highlights

Rapidly Growing Revenues,
Earnings and Backlog
Rapidly Growing Revenues,
Earnings and Backlog

Revenue, Earnings & Key
Performance Ratios
Revenue, Earnings & Key
Performance Ratios

Liquidity and Capital Resources
Liquidity and Capital Resources

Note: EPS calculation uses total shares based on Treasury Method
Prospective EPS Growth
Prospective EPS Growth

Comparables
Comparables

Post - Acquisition
Post - Acquisition
Capital Structure
Capital Structure

➢   Urban Infrastructure market is huge and rapidly growing
➢   Strategic partnerships enable CNC to scale rapidly
➢   Extremely profitable with growing backlog
➢   High returns on invested capital secured by credit-worthy municipal clients
➢   Large pipeline of contracts and opportunities
➢   Strong well-positioned management team
Investment Summary
Investment Summary

Company Contact:
William C. Morro, CEO
InterAmerican Group
Phone: (312) 957-4172
Email: wmorro@interamerican-group.com
www.interamerican-group.com
www.cncdev.com
CCG Investor Relations:
Mr. Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone: (646) 213-1915
E-mail: crocker.coulson@ccgir.com
www.ccgir.com
Contact
Contact

Thank You
China New Cities (CNC) Development Ltd.
 October 2008

Appendix A: Corporate Structure
Pre- & Post Acquisition
Appendix A: Corporate Structure
Pre- & Post Acquisition
InterAmerican Acquisition
Group Inc. (U.S.)
CNC Development Ltd.
(BVI)
Sing Kung Ltd. (BVI)
Century City Infrastructure
Co. Ltd. (PRC)
Licensed wholly-owned foreign
enterprise
CNC Development Ltd.
(BVI)*
Century City Infrastructure
Co. Ltd. (PRC)
Licensed wholly-owned foreign
enterprise
Shanghai New Century
City Development Ltd.
(PRC)
* Sing Kung Ltd. merged into CNC Development Ltd. only
if exchange offer accepted for all shares. Otherwise Sing
Kung Ltd. remains as intermediate subsidiary.

Site Survey / Design /
Engineering
Project Management /
Supervision / Quality Control
Infrastructure
Construction
Project:
• Land Leveling
• Roads
• Water
• Power
BT
Construction
Sales/Use
Agreements
Overall Project
Financing
Plans
Appendix B: Business Process
Schematic
Appendix B: Business Process
Schematic
Municipal Government
Later-Stage
Developers
Construction
Syndicate
CIDC
(Front End)
CIDC
(Back End)
Joint University
Planning Team
Development or
Commercial Banks

Note: Calculation assumes that 2008 and 2009 Threshold Net Income Targets are met and all shares issuable in each year are issued
Appendix C: Derivation of
Purchase Valuation
Appendix C: Derivation of
Purchase Valuation